Docusign Envelope ID: 349CBB42-4050-4BAC-89B3-08B7AAE128C6 Exhibit 10.28 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. Addendum to Terms of Services Addendum to Terms of Service for Combined GPU Clusters (APLD 4) Customer Specifications and Pricing The ADC Terms of Service (this "Addendum") is subject to, incorporated with, and part of, the APLD Terms of Service ("TOS") and is entered into between Applied Digital Cloud Corporation ("ADC " or “Provider”) and Together Computer, Inc. ("Customer" or “Together”). ADC and Customer shall be collectively referred to herein as "Parties" and individually as a "Party". Terms used herein but not defined have the meanings given to such terms in the TOS. The parties agree as follows: Term Customer agrees to retain ADC and the Host to provide the ADC Services pursuant to the Agreement. The original term lengths of APLD 1, APLD 2, APLD 3 shall remain in full force and effect as specified in the applicable addenda. This Addendum shall be effective on the Effective Date and continue for a period of one month (“Initial Term”). At the expiration of the Initial Term, this Addendum will renew for successive periods of one month (each a “Renewal Term”) (i) until Customer provides ADC with notice of termination at least 15 days prior to the end of any Renewal Term, (ii) until ADC provides Customer with written notice at least 90 days prior to the end of any Renewal Term, or (iii) until the Addendum is terminated for cause as provided in the TOS. Hardware/Physical Servers The hardware provided for Customer's use of the ADC Services (the "Hardware") will be as follows: Additional GPUs Hosted: ● [***] Additional CPU Nodes Hosted: ● [***] Compute Node Specifications: ● [***] CPU Node Specifications: ● [***] Network Specifications: ● [***]

Docusign Envelope ID: 349CBB42-4050-4BAC-89B3-08B7AAE128C6 Storage Specifications: ● Storage network must be separate from the GPU network ● Storage must be able to reach [***]/s or better sequential read from a single node, [***]/s or better sequential read aggregate throughput ● Storage must be able to reach [***]/s or better sequential write from a single node, [***]/s or better sequential write aggregate bandwidth ● Storage must be able to reach [***]/s reads, [***]/s writes ● Optional [***] Tiering ● [***] Transit Specifications: ● [***] and [***] supported internally in each cluster ● All sites must support at least two separate carriers with [***] enabled at the network edge ● All sites must support [***] or better per carrier Other: ● ADC will provide support for hardware of the CPU and GPU nodes and will assist Customer in working with third party vendors as needed. ● ADC will retain Administrator rights to the relevant [***], [***], switches, and firewall, and Customer will also be granted Administrator access to the relevant [***], [***], and switches. Customer will notify ADC of any subsequent changes to configuration in a timely manner after implementing such changes. ● To the extent Customer is determined to have directly caused damage to any component of the Hardware, Customer will reimburse ADC for the affected components, based on then-current reasonable replacement costs of such components. ● Administrator access to all relevant [***], [***], and switches is due upon delivery. Customer will notify ADC of any subsequent changes to configuration in a timely manner after implementing such changes. ● ADC will upgrade the [***] network to [***] aggregate [***] for flash tier. ● ADC will not be responsible for software misconfigured nodes and switches. ● ADC will update all firmware for switches, network hardware, servers, and [***] nodes to the latest versions before delivery. ● ADC will update all firmware to manufacturer supported versions as needed to troubleshoot or fix a hardware issue. ADC will not provide any custom software configuration on the CPU and GPU nodes. ADC will provide access to the related nodes and a default base that can be configured by Customer. ● ADC will provide [***] or equivalent access to firewalls and routers to the Customer. This will be completed by June 30th. ● ADC will provide Admin access to [***] and [***]to the Customer. ● ADC will provide 24/7 support with a 1-hour human response [***] from the time a ticket is filed. ● Customer and ADC will each notify the other of any changes made to any firewalls and switches. ● ADC will retain Administrator access to all [***]and the [***], and Customer will also be granted Administrator access to these nodes and [***]. The Provider will use commercially reasonable efforts to ensure that the Hardware meets the specifications listed in this Addendum within the delivery dates specified by the supplier, at which point the Hardware will be considered to be in an Acceptance Period, as defined below and in the ToS. Provider shall use commercially reasonable efforts to ensure the Hardware meets the specifications as soon as possible. Customer-Provided Local Disks Provider shall permit Customer to install and operate Customer-provided local disks or similar storage media (“Customer Disks”) in the Hardware provided under this Addendum. Installation and removal of Customer Disks will be performed by Customer, unless otherwise agreed. Provider shall have no responsibility for loss or damage related to the installation or operation of Customer Disks. Customer Disks shall remain the sole property of Customer. Customer will be provided any physical access and assistance necessary to install, operate, and remove the Customer Disks in the relevant data center, including access and assistance for any applicable Hardware and nodes, to be provided during normal business hours (or as otherwise agreed), subject to Provider’s standard security and access protocols. Upon termination or expiration of this Addendum, or upon reasonable prior notice to Provider, Customer shall have the right to remove the Customer Disks, and Provider shall provide reasonable access and assistance to facilitate such removal. Customer shall be responsible for any repairs to the facility occasioned by the installation or removal of the Customer Disks by Customer (or Customer’s representative or contractor, if permitted by Provider).

Docusign Envelope ID: 349CBB42-4050-4BAC-89B3-08B7AAE128C6 Delivery The Hardware was delivered according to the following schedule at an ADC Selected Colocation Facility: Agreement Clusters No. of GPUs Status End Date APLD 4 Cluster 4 2,048 Delivered as per addendum signing date and reasonable onboarding time Month-to-month Pricing and Payment Terms Customer shall pay the following for ADC Services provided pursuant to this Addendum. Term Description Effective Date of Addendum May 23, 2025 Services Provider agrees to provide certain services to Customer as set forth in the Service Agreement dated December 4th, 2023 (the "Service Agreement") Price $[***]/Hr per GPU. Pricing is inclusive of minimum storage price described below. Storage Price Proportional [***] standalone storage for new clusters of approximately [***] per cluster included at no additional charge. Provider will transfer over costs for additional optional storage if selected by Customer. Location An ADC Selected** Colocation Facility Total No. of GPUs 2,048 Infrastructure Maintenance ADC shall make commercially reasonable efforts to improve the Hardware as mutually agreed upon by the parties. Acceptance of Delivery When a new portion of the hardware is first delivered to Together, it will be considered to be in an Acceptance Period, during which Together will run performance tests and report any material issues. Material issues would be any issues that prohibit the use of hardware for commercial workloads. The minimum acceptance period is 7 days. ADC will make their best effort to clear the issues encountered during acceptance urgently. Delivery Obligation Provider is obligated to deliver the Services by the selected dates. Failure to deploy grants the Customer the option to revoke, defer, or cancel the Addendum upon 90 days written notice to Provider of such failure. Termination Customer has the right to terminate this Addendum in the event Provider materially breaches its obligations under the Agreement or this Addendum, and such breach continues for a period of 30 days. Service Obligation Provider shall fulfill its obligation under the Service Agreement to provide the services described therein during the term of this Addendum Total Credit Amount As per previous addendums Governing Law This Supplement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provisions. Entire Agreement This Addendum and the Service Agreement and TOS constitute the entire agreement between the parties and supersede all prior negotiations, understandings, and agreements between the parties, whether written or oral.

Docusign Envelope ID: 349CBB42-4050-4BAC-89B3-08B7AAE128C6 IN WITNESS WHEREOF, the parties have executed this Addendum as of the Addendum Effective Date. Applied Digital Corporation /s/ Wes Cummins Name: Wes Cummins Title: Chief Executive Officer Customer Together Computer, Inc. /s/ Vipul Prakash Name: Vipul Prakash Title: CEO